SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 20, 2007

Date of Report
(Date of earliest event reported)

MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20425 Seneca Meadows Parkway, Germantown, Maryland	20876
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (301) 944-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

          On August 14, 2007, MiddleBrook Pharmaceuticals, Inc. (“the Company”) reached agreement with Merrill Lynch Capital (“Merrill Lynch”), a division of Merrill Lynch Business Financial Services, Inc., and the lender under the Company’s existing Credit and Security Agreement, dated June 30, 2006, to effectively waive the applicability of financial covenants relating to revenue and invoiced products for the fiscal quarter ending September 30, 2007. Such financial covenants remain unchanged with respect to other periods. A copy of the Letter Agreement is furnished as Exhibit 10.1 to this Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

          (d)     Exhibits

Exhibit	Description
10.1	Letter Agreement, dated August 14, 2007, between the Registrant and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.

Date: August 20, 2007	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer